EXHIBIT 10.55

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDMENT to REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made and entered into this 2nd day of July, 2007, by and between Smart Online, Inc. (the “Company”) and ________________ (the “Investor”).

WITNESSETH:

WHEREAS, the Company and the Investor entered into a certain Registration Rights Agreement dated February 21, 2007, as amended March 28, 2007 (the “Agreement”); and

WHEREAS, the Agreement provides that the Company is required to pay a cash registration penalty payment to the Investor on July 2, 2007 (the “Effective Date Penalty”) if the Registration Statement (as defined in the Agreement) has not been declared effective by the Securities and Exchange Commission (the “SEC”) by the Required Effective Date (as defined in the Agreement) and is required to pay additional cash registration penalty payments on each 30th day anniversary after the Required Effective Date (the “Additional Penalties”) until such time that the Company files the Registration Statement with the SEC; and

WHEREAS, the Required Effective Date was July 2, 2007, and the SEC had not declared the Registration Statement effective, making the Effective Date Penalty due and payable to the Investor on July 3, 2007; and

WHEREAS, as a shareholder in the Company, the Investor desires to support the Company in its efforts to have the Registration Statement declared effective by the SEC in a timely manner without incurring undue expense; and

WHEREAS, the Investor and the Company have agreed to amend the Agreement to extend the Required Effective Date to July 31, 2007 and to provide that the Effective Date Penalty and the Additional Penalties related to the effectiveness of the Registration Statement shall not be due and payable to the Investor if the Registration Statement is declared effective by July 31, 2007; and

WHEREAS, the Investor and the Company have agreed to amend the Agreement to provide that if the Registration Statement has not been declared effective by the SEC by July 31, 2007, the Company will be required to pay the Investor the Effective Date Penalty on August 1, 2007 and the Additional Penalties shall be due and payable on each 30th day anniversary after July 3, 2007, the date on which the Effective Date Penalty was originally due and payable; and

NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, the adequacy and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.    Amendment of Agreement.  The existing Paragraph 1(b) of the Agreement is hereby deleted in its entirety and the following substituted therefor:

(b)
use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than July 31, 2007 (the “Required Effective Date”). If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date, then the Company shall on the first business day after Required Effective Date make a payment to the Investor as compensation for such delay an amount equal to one percent (1%) of the Purchase Price paid for the Shares purchased by the Investor, and on each 30th day anniversary after July 3, 2007 if not declared effective make a payment to the Investor as compensation for such delay an amount equal to one-half percent (0.5%) of the Purchase Price paid for the Shares purchased by the Investor (collectively, the “Late Registration Payments”), until the Registration Statement is declared effective by the SEC. Notwithstanding the foregoing, in no event shall the total of all Late Registration Payments exceed in the aggregate ten percent (10%) of such Purchase Price. Late Registration Payments, if any, will be prorated on a daily basis and will be paid to Investor by wire transfer or check within five (5) Business Days after the date that each payment is due;

2.    Ratification. Except as expressly amended by this Amendment, the terms and conditions of the Agreement are hereby ratified and confirmed to be in full force and effect without modification or revision, and are hereby incorporated as if fully set forth herein. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.    No Novation. The parties agree that the execution of this Amendment shall constitute an amendment to the Agreement and shall not be construed as a novation of the Agreement. The parties hereby acknowledge their intent that this Amendment will not disturb the existing rights, remedies and obligations created under the Agreement.

[Signature on Following Page]

Signature Page to Second Amendment to Registration Rights Agreement

IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

_____________________________ By: Its: ____________________ By: Its: SMART ONLINE, INC. By: ____________________________ Name: Title: